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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report April 10, 2002
                                         --------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)



                   Delaware                                   1-15827                       38-3519512
                   --------                                   -------                       ----------
(State or other jurisdiction of incorporation)          (Commission File Number)    (IRS Employer Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                                                         48126
------------------------------------------                                                     ----------
 (Address of principal executive offices)                                                      (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------
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                                     - 2 -

ITEM 5.   OTHER EVENTS.

         On April 10, 2002, we issued a press release announcing that our Board of Directors had appointed two new members to the Board, and a press release reporting that our Board of Directors had declared a cash dividend. These press releases, filed as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K, are incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
99.1                       Press release dated April 10, 2002
99.2                       Press release dated April 10, 2002





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           VISTEON CORPORATION




Date:  April 10, 2002             By:  /s/Stacy L. Fox
                                      --------------------------------
                                                  Stacy L. Fox
                                                  Senior Vice President,
                                                  General Counsel and Secretary


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                                     - 4 -




                                  EXHIBIT INDEX


Exhibit No.                             Description                  Page
-----------                             -----------                  ----
Exhibit 99.1                          News Release dated
                                      April 10, 2002

Exhibit 99.2                          News Release dated
                                      April 10, 2002